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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported) June 11, 1996


                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
                           FOAMEX-JPS AUTOMOTIVE L.P.
                         FOAMEX-JPS CAPITAL CORPORATION
                            FOAMEX INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       1-11432                                         05-0475617
       1-11436                                         22-3182164
      33-82028                                         13-3770906
      33-82028-01                                      13-3770901
       0-22624                                         05-0473908
(Commission File Number)                 (I.R.S. Employer Identification No.)


1000 Columbia Avenue,
   Linwood, PA                                           19061
(Address of principal executive offices)               (Zip Code)



                                 (610) 859-3000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 5. Other Events.

         On June 11, 1996, PFI Subsidiary, Inc. ("Newco"), PFI Acquisition Corp. ("Parent"), Jody B. Vitale, Perfect Fit Industries, Inc., a wholly owned subsidiary of General Felt Industries, Inc. ("Perfect Fit"), General Felt Industries, Inc., a wholly owned subsidiary of Foamex L.P. and Foamex
L.P. entered into an Agreement and Plan of Merger pursuant to which Parent will acquire all of the outstanding shares of capital stock of Perfect Fit through the merger of Newco with and into Perfect Fit.

         The aggregate consideration for the acquisition is $50 million, subject to closing and post-closing adjustments.

         Perfect Fit, which had 1995 revenues of approximately $98.5 million, is a leading domestic manufacturer and marketer of home comfort and furnishings products such as mattress pads, bed pillows, draperies and decorative bedding. Products are sold under such nationally advertised brands as Bedsack(TM), Decorama(TM) and Flexwall(TM). Perfect Fit is headquartered in Monroe, North Carolina, and has eight manufacturing and distribution facilities in North Carolina, Florida and Indiana, as well as a sales office and showroom in New York City. Its customers include national mass merchandisers, department stores, catalog companies and specialty retailers.

ITEM 7.  Financial Statements and Exhibits.

          (a)  Financial Statements of Business Acquired:  None

          (b)  Pro Forma Financial Information:  None

          (c)  Exhibits:

                2. Agreement  and Plan of  Merger,  dated as of June 11,
                   1996, by and among PFI Subsidiary, Inc., PFI Acquisition Corp., Jody B. Vitale, Perfect Fit Industries, Inc., General Felt Industries, Inc. and Foamex L.P.



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                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 FOAMEX L.P.

                                 By:  FMXI, Inc.
                                      General Partner

DATE: June 13, 1996              By: /s/ Kenneth R. Fuette
                                        NAME:  Kenneth R. Fuette
                                        TITLE: Senior Vice President
                                               of Finance

                                 FOAMEX CAPITAL CORPORATION

DATE: June 13, 1996              By: /s/ Kenneth R. Fuette
                                         NAME:  Kenneth R. Fuette
                                         TITLE: Treasurer, Chief Financial
                                                Officer and Chief Accounting
                                                Officer

                                 FOAMEX-JPS AUTOMOTIVE L.P.

                                 By:   FJGP Inc.
                                       General Partner

DATE: June 13, 1996              By: /s/ Kenneth R. Fuette
                                          NAME:  Kenneth R. Fuette
                                          TITLE: Senior Vice President of
                                                 Finance

                                 FOAMEX-JPS CAPITAL CORPORATION

DATE: June 13, 1996              By: /s/ Kenneth R. Fuette
                                          NAME:  Kenneth R. Fuette
                                          TITLE: Senior Vice President of
                                                 Finance

                                 FOAMEX INTERNATIONAL INC.

DATE: June 13, 1996              By: /s/ Kenneth R. Fuette
                                          NAME:  Kenneth R. Fuette
                                          TITLE: Senior Vice President
                                                 of Finance, Chief Financial
                                                 Officer and Chief Accounting
                                                 Officer
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EXHIBIT INDEX


Exhibit No.                           Document
- -----------                           --------

     2 Agreement and Plan of Merger, dated as of June 11, 1996, by and among PFI Subsidiary, Inc., PFI Acquisition Corp., Jody B. Vitale, Perfect Fit Industries, Inc., General Felt Industries, Inc. and Foamex L.P.